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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported):      April 26, 2004
                                                 -------------------------------


                        KEYCORP STUDENT LOAN TRUST 2000-B
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     333-80109-03            36-4381039
-----------------------------       ----------------       -------------------
(State or Other Jurisdiction        (Commission File        (I.R.S. Employer
    of Incorporation)                    Number)           Identification No.)


            c/o KeyBank USA, as Administrator, 800 Superior Avenue,
                  Attn: Crystol Fowler, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:     (216) 828-9364
                                                   -----------------------------


                             Exhibit Index on Page 4

                                Page 1 of 6 pages


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Item 5. OTHER EVENTS


On April 26, 2004, the KeyCorp Student Loan Trust 2000-B (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Noteholders of record.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending March 31, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7. EXHIBITS

Exhibit 99(a) - Noteholder's Statement

                                Page 2 of 6 pages
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004


                                    KeyCorp Student Loan Trust 2000-B,


                                    By: Key Bank USA, National Association,
                                        as Administrator


                                    By:        /s/ SAGAR CHERUKURI
                                       ----------------------------------------
                                                  Sagar Cherukuri
                                              Assistant Vice President

                                Page 3 of 6 pages
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                                  EXHIBIT INDEX

Exhibit

99(a) Noteholder's Statement

                                Page 4 of 6 pages